Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND

RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 9, 2010 by and among POST APARTMENT HOMES, L.P. (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of April 28, 2006 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”) and the Borrower, the Lenders party hereto and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is amended by restating clauses (k) and (l) in the definition of “Indebtedness” contained in Section 1.1 in their entirety as follows:

(k) all guarantees or other agreements of such Person to become liable on a recourse basis for the Indebtedness of another Person (provided that the amount of such Indebtedness under such guarantees or other agreements pursuant to this clause (k) shall be deemed to be equal to the stated or determinable amount owing under such guarantee or other agreement or, if not stated or determinable, the maximum reasonably anticipated amount of liability thereunder; and (l) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than certain Permitted Liens) on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (provided that the amount of Indebtedness of such Person pursuant to this clause (l) shall be deemed to be the lesser of (I) the fair market value of such property or assets, and (II) the total Indebtedness of such other Person secured thereby);

(b) The Credit Agreement is amended by adding the following proviso at the end of the definition of “Subsidiaries” contained in Section 1.1:

; provided, however, that in no event shall any Designated Affiliate be deemed to be a Subsidiary for purposes of clause (a) of the definition of “Material Adverse Effect” or Sections 6.1.(k), 6.1.(n), 6.1.(r), 7.1. (but only with respect to the requirement to maintain the existence, right, franchises, license and privileges), 9.6., 9.7., 9.10., 10.1.(f), 10.1.(g), 10.1.(i) and 10.1.(j).

(c) The Credit Agreement is amended by inserting the following new definitions of “Designated Affiliates”, “Specified Obligations” and “Third Amendment Effective Date” in the correct alphabetical order in Section 1.1 thereof:

“Designated Affiliates” means, collectively, 3630 Peachtree Road Holdings Limited Partnership, a Georgia limited partnership, 3630 South Tower Residential, LLC, a Georgia limited liability company, and 3630 North Tower Residential, LLC, a Georgia limited liability company, and any Subsidiaries of any of the foregoing, together with their respective successors and assigns.

“Specified Obligations” means, collectively, all Indebtedness and related payment obligations in respect of such Indebtedness of any of the Designated Affiliates pursuant to or otherwise owing in respect of the Construction Loan Agreement dated as of July 3, 2007, among the Designated Affiliates, Bank of America, N.A., as administrative agent, and the banks and other lenders from time to time parties thereto (as the same has been, and may hereafter be, amended, supplemented, extended, restated, otherwise modified, refinanced or replaced from time to time).

“Third Amendment Effective Date” means March 9, 2010.

(e) The Credit Agreement is amended by adding the following new subsection (y) to Section 6.1.:

(y) Designated Affiliates. As of the Third Amendment Effective Date, Schedule 6.1.(y) sets forth each member of the Consolidated Group holding any Equity Interests in a Designated Affiliate, the nature of such Equity Interests, and the percentage of ownership of such Designated Affiliate represented by such Equity Interests.

(f) The Credit Agreement is amended by restating clause (i) in Section 10.1.(e) in its entirety as follows:

(i) The Borrower, any Subsidiary or any other Loan Party shall fail to pay when due, within any applicable cure period, the principal of, or interest on, (A) any Indebtedness (other than the Loans and any Nonrecourse Indebtedness and Specified Obligations) having an aggregate outstanding amount of $10,000,000 or more (such Indebtedness described in this clause (A), “Material Recourse Indebtedness”) or (B) any Nonrecourse Indebtedness (other than any Specified Obligations) having an aggregate outstanding principal amount of $20,000,000 or more (such Nonrecourse Indebtedness described in this clause (B),

“Material Nonrecourse Indebtedness”; and together with the Material Recourse Indebtedness, the “Material Indebtedness”); or

(g) The Credit Agreement is amended by (i) replacing the “.” at the end of clause (iii) in Section 10.1.(e) with “; or”, and (ii) inserting the following new clause (iv) at the end of Section 10.1.(e):

(iv) The Borrower, any Subsidiary (other than a Designated Affiliate) or any other Loan Party shall fail to pay when due an aggregate amount required to be paid by it pursuant to any Guarantee given in respect of the Specified Obligations or other agreement pursuant to which it has become liable on a recourse basis for such Specified Obligations, of $10,000,000 or more; provided no Default or Event of Default shall be deemed to have occurred under this clause (iv) unless such failure shall continue for a period of more than 2 Business Days.

(h) The Credit Agreement is amended by adding Schedule 6.1.(y) attached hereto as Schedule 6.1.(y) thereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) a counterpart of this Amendment duly executed by the Borrower and the Requisite Lenders;

(b) a Reaffirmation of Obligations duly executed by each Guarantor, in the form of Exhibit A attached hereto;

(c) evidence of the payment of the fee described in Section 7 below, and of all other fees and expenses payable to the Agent in connection with this Amendment; and

(d) such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Reduction of Commitments. Upon the effectiveness of this Amendment, the aggregate unused amount of the Commitment shall be reduced by $200,000,000. The parties hereto waive the notice requirements of Section 2.12 with respect to such reduction. As provided in Section 3.2., the reduction of the amount of the Commitments shall be applied to the respective Commitments of the Lenders pro rata according to the amounts of their respective Commitments.

Section 4. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the sole general partner of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except for (i) representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) changes in factual circumstances not prohibited under the Loan Documents.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Amendment Fee. The Borrower agrees to pay to the Agent for the account of each Lender executing and delivering this Amendment a fee equal to 0.05% of the amount of such

Lender’s Commitment (after giving effect to the reduction of the Commitments provided for in Section 3 above).

Section 8. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

POST APARTMENT HOMES, L.P.

By:	Post GP Holdings, Inc., its sole general partner

By:		/s/ CHRISTOPHER J. PAPA
	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer

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Credit Agreement with Post Apartment Homes, L.P.]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and Agent

By:		/s/ ANDREW W. HUSSION
	Name:	Andrew W. Hussion
	Title:	Assistant Vice President

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JPMORGAN CHASE BANK, N.A.

By:		/s/ VANESSA CHIU
	Name:	Vanessa Chiu
	Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By:		/S/ WILLIAM M. GINN
	Name:	William M. Ginn
	Title:	Executive Officer

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SUNTRUST BANK

By:
Name:
Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:		/s/ ANDREW W. HUSSION
	Name:	Andrew W. Hussion
	Title:	Assistant Vice President

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PNC BANK, NATIONAL ASSOCIATION

By:		/s/ CHAD MCMASTERS
	Name:	Chad McMasters
	Title:	Senior Vice President

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REGIONS BANK

By:
Name:
Title:

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US BANK, NATIONAL ASSOCIATION

By:		/S/ JOHN FEENEY
	Name:	John Feeney
	Title:	Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS

By:		/S/ MICHAEL SUCHY
	Name:	Michael Suchy
	Title:	Vice President

By:		/S/ PERRY FORMAN
	Name:	Perry Forman
	Title:	Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:		/S/ RANDY K. RINDERKNECHT
	Name:	Randy K. RinderKnecht
	Title:	Vice President

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MIDFIRST BANK, a federally chartered savings association

By:		/S/ DARRIN RIGLER
	Name:	Darrin Rigler
	Title:	Vice President

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THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:		/s/ CONOR LINEHAN
	Name:	Conor Linehan
	Title:	Authorized Signatory

By:		/s/ ROBERT D. GOMINIAK
	Name:	Robert D. Gominiak
	Title:	Director

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COMERICA BANK

By:		/S/ ADAM SHEETS
	Name:	Adam Sheets
	Title:	Vice President

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THE NORTHERN TRUST COMPANY

By:		/S/ CAROL B. CONKLIN
	Name:	Carol B. Conklin
	Title:	Senior Vice President

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FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:		/S/ JENN-HWA WANG
	Name:	Jenn-Hwa Wang
	Title:	General Manager

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CHANG HWA COMMERCIAL BANK, LTD., New York Branch

By:		/S/ ERIC Y.S. TSAI
	Name:	Eric Y.S. Tsai
	Title:	VP and General Manager

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PEOPLE’S UNITED BANK

By:		/S/ MAURICE FRY
	Name:	Maurice Fry
	Title:	Sr. Commercial Loan Officer, SVP

SCHEDULE 6.1(y)

Designated Affiliates

Owner of Equity Interest	Nature of Equity Interest	Percentage of Ownership

Post Services, Inc.	Membership Interest in PSI 3630 Peachtree, LLC and PSI 3630 Peachtree North, LLC	100%

PSI 3630 Peachtree, LLC	Membership Interest in 3630 Condo Holdings, LLC	50%[1]

3630 Condo Holdings, LLC	Membership Interest in 3630 South Tower Residential, LLC	100%

3630 South Tower Residential, LLC	Membership Interest in 3630 Residential GP, LLC Limited Partnership Interest in 3630 Peachtree Road Holdings Limited Partnership	100% 49%[2]

3630 Residential GP, LLC	General Partnership Interest in 3630 Peachtree Road Holdings Limited Partnership	nominal interest

PSI 3630 Peachtree North, LLC	Membership Interest in 3630 North Condo Holdings, LLC	50%

3630 North Condo Holdings, LLC	Membership Interest in 3630 North Tower Residential, LLC	100%

[1]	Based on Contribution Share. If based on Residual Distribution Percentage, the interest is 62.5%.

[2]	Based on pro rata budgeted construction costs as of 12/31/09.

EXHIBIT A

REAFFIRMATION OF OBLIGATIONS

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) reaffirms its continuing obligations owing under the Guaranty dated as of April 26, 2006, executed and delivered by the Guarantors (the “Guaranty”) and (b) agrees that the Third Amendment to Amended and Restated Credit Agreement dated the date hereof (the “Amendment”) amending the Amended and Restated Credit Agreement dated as of April 26, 2006 by and between Post Apartment Homes, L.P., the Lenders party thereto (the “Lenders”), Wachovia Bank, National Association, as Agent (the “Agent”) and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the transactions contemplated by the Amendment do not in any way affect the validity or enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Each of the Guarantors represents and warrants to the Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing document.

Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document (as defined in the Credit Agreement) shall be deemed to be references to the Credit Agreement, as amended by the Amendment.

This Reaffirmation of Obligations shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

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IN WITNESS WHEREOF, each of the undersigned have duly executed and delivered this Reaffirmation of Obligations as of March 9, 2010.

POST PROPERTIES, INC.

By:	/S/ CHRISTOPHER J. PAPA
Name:	Christopher J. Papa
Title:	Executive Vice President and Chief Financial Officer

POST GP HOLDINGS, INC.

By:	/S/ CHRISTOPHER J. PAPA
Name:	Christopher J. Papa
Title:	Executive Vice President and Chief Financial Officer

POST LP HOLDINGS, INC.

By:	/S/ CHRISTOPHER J. PAPA
Name:	Christopher J. Papa
Title:	Executive Vice President and Chief Financial Officer

POST FB I, LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Post FB Acquisition GP I, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

POST FB II, LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Post FB Acquisition GP II, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

AUSTIN BC, L.P., a Georgia limited partnership

By:	BC Austin GP, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

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PBP LAKE SUSANNAH APARTMENT LAND, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/S/ CHRISTOPHER J. PAPA
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

PARK LAND DEVELOPMENT, LLC, a Georgia limited liability company

By:	Post Park, LLC, a Georgia limited liability company, its managing member

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

PBP LAKE SUSANNAH CONDO LAND, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/S/ CHRISTOPHER J. PAPA
	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer

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POST EASTSIDE LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Post Eastside Acquisition GP, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

PBP BLOCKS 206/207, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/S/ CHRISTOPHER J. PAPA
	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer

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PBC APARTMENTS, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/S/ CHRISTOPHER J. PAPA
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

ALEXANDER CONDOMINIUM DEVELOPMENT I, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/S/ CHRISTOPHER J. PAPA
	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer

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POST MIDTOWN SQUARE, L.P., a Georgia limited partnership

By:	Post Midtown Square GP, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

POST-AMERUS RICE LOFTS, L.P., a Georgia limited partnership

By:	Rice Lofts, L.P., a Texas limited partnership, its sole general partner

	By:	Post Rice Lofts, LLC, a Texas limited liability company, its sole general partner

		By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

			By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

				By:	/S/ CHRISTOPHER J. PAPA
				Name:	Christopher J. Papa
				Title:	Executive Vice President and Chief Financial Officer

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PMBC AUSTIN LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Austin BCPM Acquisition LLC, a Delaware limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/S/ CHRISTOPHER J. PAPA
			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

POST ALEXANDER, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/S/ CHRISTOPHER J. PAPA
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

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PBP APARTMENTS, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/S/ CHRISTOPHER J. PAPA
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

SOHO CONDOMINIUM DEVELOPMENT, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/S/ CHRISTOPHER J. PAPA
	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer